UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 20, 2011

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On January 20, 2011, Registrant issued a press release announcing that the Board of Directors of Tiffany & Co. (NYSE-TIF) has approved a new stock repurchase program.  This new program, effective immediately and expiring January 31, 2013, authorizes the Company to repurchase up to $400 million of its Common Stock through open market or private transactions.  All prior share repurchase authorizations have been terminated by the Board of Directors.  A copy of the January 20, 2011 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

    (c)           Exhibits

   99.1   Press Release dated January 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date:  January 20, 2011

EXHIBIT INDEX

Exhibit No.                    Description

99.1                                Press Release dated January 20, 2011.